T. Rowe Price Large-Cap Growth Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2025, Jon Michael Friar will join Taymour R. Tamaddon as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Friar joined T. Rowe Price in 2011.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2025, Jon Michael Friar will join Taymour R. Tamaddon as the fund’s co portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Friar joined the Firm in 2011, and his investment experience dates from 2007. During the past five years, he has served as an investment analyst in the Firm’s U.S. Equity Division and as an associate portfolio manager.

The date of this supplement is December 11, 2024.

F1232-041 12/11/24